Exhibit 99.1

Direct Selling Acquisition Corp. Announces Adjournment of Special Meeting of Stockholders

New York, New York — March 17, 2023 — Direct Selling Acquisition Corp. (the “Company”) (New York Stock Exchange: DSAQ), announced today that it intends to adjourn, without conducting any business, the Company’s special meeting of stockholders (the “Special Meeting”) originally scheduled to be held on March 22, 2023, and to reconvene the Special Meeting at 11:00 a.m., Eastern time, on March 24, 2023. In connection with the adjournment of the Special Meeting, the Company is extending the deadline for holders of its shares of Class A common stock to exercise their right to redeem their shares for their pro rata portion of the funds available in the Company’s trust account, or to withdraw any previously delivered demand for redemption, to 5:00 p.m., Eastern time, on March 22, 2023 (two business days before the adjourned Special Meeting)

The Special Meeting is being held to vote on the proposals described in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2023, relating to its proposed extension of the deadline to complete its initial business combination (the “Extension”).

The Company also announced that DSAC Partners LLC, a Delaware limited liability company (or one or more of its affiliates, members or third-party designees) (the “Lender”), will make additional contributions to the Company’s trust account following the approval and implementation of the Extension. If the Extension is approved at the Special Meeting, the Lender will deposit $480,000 into the Company’s trust account in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. Further, if the Extension is approved, and in the event that the Company has not consummated such initial business combination by June 28, 2023, the Company may extend the deadline by which to consummate such initial business combination by one additional month up to nine times, provided that the Lender deposits $160,000 into the Company’s trust account for each such monthly extension, for an aggregate deposit of up to $1,920,000 in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. The Company will be able to effect each such monthly extension by resolution of its board of directors without a stockholder vote.

In addition, on March 17, 2023, the Company announced that it has entered into a non-binding letter of intent for a potential business combination with a private company in the urban mobility sector. No assurances can be made that the Company will successfully negotiate and enter into a definitive agreement for a business combination or that the Company will be successful in completing the business combination.

About Direct Selling Acquisition Corp.

Direct Selling Acquisition Corp., led by Chief Executive Officer Dave Wentz, is a special purpose acquisition company incorporated formed for the for the purpose of entering into a business combination with one or more businesses. While the Company may pursue an initial business combination with a company in any sector or geography, it intends to focus its search on domestically based businesses within the direct selling industry.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Direct Selling Acquisition Corp. Investor Relations Contact:

Ryan Bright

ir@dsacquisition.com